CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [[***]], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL, AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

AMENDMENT NO. 4 TO COMMERCIAL MANUFACTURING SERVICES AGREEMENT

This Amendment No. 4 to the Commercial Manufacturing Services Agreement (“Fourth Amendment”) is made, entered into and effective as of January 30, 2023 (the “Fourth Amendment Effective Date”) by and between ATARA BIOTHERAPEUTICS, INC., a Delaware corporation with offices at 2380 Conejo Spectrum Street, Suite 200, Thousand Oaks, CA 91320 (“Atara”); and CHARLES RIVER LABORATORIES, INC. (successor in interest to COGNATE BIOSERVICES INC.), a Delaware corporation with offices at 4600 East Shelby Drive, Suite 108, Memphis, TN 38118 (“Manufacturer”). Each of Atara and Manufacturer are referred to in this Fourth Amendment as a “Party” and together, the “Parties.” All capitalized terms used, but not otherwise defined herein, shall have the same meaning ascribed to them in the Commercial Services Agreement (as defined below).

BACKGROUND

WHEREAS, the Parties have entered into that certain Commercial Manufacturing Services Agreement, effective as of January 1, 2020 (as previously amended by that certain First Amendment, dated as of September 1, 2021; by that certain Second Amendment, dated as of May 25, 2022; and by that certain Third Amendment, dated as of August 1, 2022, the “Commercial Services Agreement”), pursuant to which Atara engaged Manufacturer to perform certain commercial manufacturing services in relation to Atara’s products, as further described in individual work orders entered into thereunder;

WHEREAS, the Parties desire to amend the Commercial Services Agreement and certain Work Orders thereto as set forth in this Fourth Amendment; and

WHEREAS, Section 15.7 of the Commercial Services Agreement provides that the Commercial Services Agreement may only be modified by a writing signed by authorized representatives of each Party.

NOW, THEREFORE, the Parties desire, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Commercial Services Agreement as set forth in this Fourth Amendment as of the Fourth Amendment Effective Date.

1.
Section 14.1 of the Commercial Services Agreement is hereby deleted in its entirety and replaced as follows:

“14.1 Term. This Agreement will take effect as of the Effective Date and, unless earlier terminated pursuant to this Article 14, will expire on the earlier of: (i) September 30, 2023; or (ii) Delivery of the final Remaining Batch and final PBMC Batch ordered during the Remaining Period in accordance with the Quality Agreement (the earlier of such dates, the “Final Date” and such period between February 1, 2023 and the Final Date, the “Remaining Period”). Notwithstanding the termination or expiration of this Agreement, the terms and conditions of this Agreement shall continue to apply to any active or in progress Work Orders (including Delivery of the final Remaining Batches and any PBMC Batches ordered during the Remaining Period) until each such Work Order has been completed, expired or otherwise terminated in accordance with the terms herein or therein.”

2.
The Commercial Services Agreement is hereby amended by adding a new section 3.2(e) as follows:

“3.2(e) Remaining Batches.

i.
[[***]] Certain PBMC Batches. As of February 1, 2023, Atara has already paid Manufacturer the Forecasted Batch Fees for the November, December and January Batches [[***]]]. Therefore: (A) Manufacturer shall [[***]], and (B) Atara may submit orders for, and Manufacturer shall accept orders for PBMC Batches as set forth in this Agreement during the Remaining Period.

ii.
Manufacture of the Remaining BLCL Batches. As of February 1, 2023, the BLCL Batches set forth in the Updated Production Schedule remain to be manufactured by Manufacturer under this Agreement (the “Remaining BLCL Batches”). Manufacturer shall, as soon as reasonably possible, Start Manufacture of the Remaining BLCL Batches during the Remaining Period in accordance with the Updated Production Forecast.
iii.
Manufacture of the Remaining CTL Batches. As of February 1, 2023, the CTL Batches set forth in the Updated Production Schedule remain to be manufactured by Manufacturer under this Agreement (the “Remaining CTL Batches” and together with the Remaining BLCL Batches, the “Remaining Batches”). Manufacturer shall, as soon as reasonably possible, Start Manufacture of the Remaining CTL Batches during the Remaining Period in accordance with the Updated Production Forecast.
iv.
Start of Manufacturing. Manufacturer shall: (A) [[***]]; (B) use commercially reasonable efforts to Start Manufacture of Remaining Batches in March 2023 [[***]]; and (C) Manufacture the Remaining Batches in accordance with the Updated Production Forecast Starts, and in each case, Deliver the Remaining Batches in accordance with and subject to the Quality Agreement, this Agreement, and the applicable Work Order(s). [[***]].
v.
[[***]].”
3.
The Commercial Services Agreement is hereby amended by deleting Section 8.9 in its entirety and replacing it as follows:

“8.9 Amended Pricing and Work Orders. Notwithstanding anything in this Agreement or in any Work Order to the contrary:

(a)
as of July 1, 2022:
i.
Appendix C to this Agreement is hereby replaced by Exhibit A to that certain Third Amendment, dated as of July 1, 2022, (the “Third Amendment”) to this Agreement; and
ii.
Schedule 1 to Work Order 1 under this Agreement is hereby deleted in its entirety and replaced by Exhibit B to the Third Amendment.
(b)
as of January 31, 2023:
i.
The Updated Production Forecast Starts is set forth as Exhibit A to that certain Fourth Amendment to this Agreement, effective as of January 30, 2023, and Atara shall not be required to provide any Demand Forecast or Updated Production Forecast for the Remaining Period; and
ii.
The Monthly Minimum Batch Commitment shall not apply, and Monthly Minimum Batch Fees set forth in Schedule 1 to Work Order 1 under this Agreement shall not be due for the Remaining Period. Except as otherwise mutually agreed in writing signed by both parties, Manufacturer has no obligation to manufacture any Batches under this Agreement other than as set forth in the Updated Production Forecast Starts and PBMC Batches ordered during the Remaining Period.
iii.
Except as set forth in an extension contemplated below: (i) Manufacturer has no obligation to manufacture new Batches under this Agreement after the Final Date; and (ii) Atara has no obligation under this Agreement to pay any Suite Fees after the Final Date. The parties agree to negotiate in good faith a new commercial manufacturing agreement by [[***]], and if the parties are unable to finalize such new agreement prior [[***]], the parties shall mutually agree upon an extension of the Remaining Period, which will include payment of applicable Suite Fees and new Batch commitments to ensure continuity of supply of Product until such new agreement is executed.”
4.
This Fourth Amendment is governed by and interpreted in accordance with the laws of the State of New York, U.S.A., without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Fourth Amendment. Except as specifically amended by this Fourth Amendment, the terms and conditions of the Commercial Services Agreement shall remain in full force and effect. This Fourth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except to the extent expressly provided herein, the Commercial Services Agreement, as amended by this Fourth Amendment, including all appendices, exhibits and schedules to each of the foregoing, together with all Work Orders executed by the Parties, constitute the entire agreement between the Parties relating to the subject matter of the Commercial Services Agreement and supersede all previous oral and written communications, including all previous agreements, between the Parties.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment as of the Fourth Amendment Effective Date.

ATARA BIOTHERAPEUTICS, INC. By: /s/ Pascal Touchon Print Name: Pascal Touchon Title: President and Chief Executive Officer Date: February 3, 2023	CHARLES RIVER LABORATORIES, INC. By: /s/ Will Isom Print Name: Will Isom Title: Site Director – CDMO Memphis Date: February 3, 2023

EXHIBIT A

UPDATED PRODUCTION FORECAST STARTS

[[***]]